Exhibit 10.14

YETI HOLDINGS, INC.

RESTRICTED STOCK UNIT AGREEMENT

This RESTRICTED STOCK UNIT AGREEMENT (“Agreement”) is made as of              , 2018 (the “Date of Grant”), by and between YETI Holdings, Inc., a Delaware corporation (the “Company”), and [              ] (“Grantee”).  As a condition precedent to the grant of the RSUs (as defined below) to Grantee pursuant to this Agreement, Grantee shall execute and deliver, or has executed and delivered, [(i)] a counterpart of the Stockholders Agreement entered into by and among the Company and certain of its stockholders dated June 15, 2012, as may be amended from time to time (the “Stockholders Agreement”)[, and (ii) a Non-Competition Agreement, by and between YETI Coolers, LLC and Grantee (the “Non-Compete Agreement”)].

1.                                      Certain Definitions.  Capitalized terms used, but not otherwise defined, in this Agreement will have the meanings given to such terms in the Company’s 2012 Equity and Performance Incentive Plan, as amended and restated and as may be further amended from time to time (the “Plan”).  For purposes of this Agreement:

(a)                                 “Change of Control” shall mean if Cortec Group Fund V, L.P. together with its Affiliates (which, for the avoidance of doubt, includes Cortec Group Fund V (Parallel), L.P. and Cortec Co- Investment Fund V, L.L.C.) cease for any reason to own 35% or more of the combined voting power of the outstanding securities of the Company.

(b)                                 “Consolidated EBITDA” has the meaning set forth in the Credit Agreement, dated as of May 19, 2016, among the Company and the other parties thereto, as may be amended from time to time; provided that the Board, in its sole discretion, may allow for additional add-backs to the calculation of Consolidated EBITDA not reflected in the Credit Agreement.

(c)                                  “Cortec” means Cortec Group Fund V, L.P., a Delaware limited partnership, and its Affiliates.

2.                                      [Acknowledgement and Agreement.  The Company and Grantee are parties to [a/an] [Amended and Restated] Nonqualified Stock Option Agreement made as of [DATE] [, which was modified pursuant to a letter agreement between the Company and Grantee dated May 19, 2016] ([as [amended, restated and] modified] the “Option Agreement”).  In consideration of the grant of the RSUs, Grantee agrees to forfeit any rights Grantee may have with respect to the option to purchase the [   ] shares of Common Stock (the “Option”) granted to Grantee pursuant to the terms of the Option Agreement and hereby (a) consents to the termination of the Option Agreement and any rights Grantee may have with respect to the Option or the shares of Common Stock underlying the Option and (b) releases the Company, each of its Subsidiaries and Affiliates, and Cortec, and each of their respective successors or assigns, and each partner, officer, director and employee of each of them, from any claim, liability or obligation arising out of or relating to the Option Agreement, the Option or the shares of Common Stock underlying the Option.]

3.                                      Grant of RSUs.  Subject to and upon the terms, conditions and restrictions set forth in this Agreement and in the Plan, the Company hereby grants to Grantee [  ] Restricted Stock Units (the “RSUs”).  Each RSU represents the right to receive one share of Common Stock, subject to and upon the terms, conditions and restrictions set forth in this Agreement and in the Plan.

4.                                      Vesting of Award.  Grantee’s right to receive the RSUs shall become nonforfeitable as follows:

(a)                                 If a Change of Control occurs and Grantee remains continuously employed by the Company or any Subsidiary until the date of such Change of Control, then [  ] of the RSUs shall become nonforfeitable on the date of such Change of Control.

(b)                                 If (i) a Change of Control occurs prior to the Board’s approval of the year-end financial results for the 12-month period ending December 31, 2018 (the “2018 Financials”) or (ii) (A) a Change of Control occurs after the Board approves the 2018 Financials and (B) the 2018 Financials, as approved the Board, certify that the Consolidated EBITDA for the 12-month period ending December 31, 2018 (the “2018 EBITDA”) is $141,000,000 or more, then an additional [  ] of the RSUs (the “2018 RSUs”) shall become nonforfeitable on the date of such Change of Control as long as Grantee remains continuously employed by the Company or any Subsidiary until the date of such Change of Control.  If, prior to the occurrence of a Change of Control, the Board approves the 2018 Financials and the 2018 Financials, as approved by the Board, certify that the 2018 EBITDA is less than $141,000,000, then the 2018 RSUs shall be forfeited at the time the Board approves the 2018 Financials without the payment of consideration therefor.

(c)                                  If (i) a Change of Control occurs prior to the Board’s approval of the year-end financial results for the 12-month period ending December 31, 2019 (the “2019 Financials”) or (ii) (A) a Change of Control occurs after the Board approves the 2019 Financials and (B) the 2019 Financials, as approved the Board, certify that the Consolidated EBITDA for the 12-month period ending December 31, 2019 (the “2019 EBITDA”) is $162,150,000 or more, then an additional [  ] of the RSUs (the “2019 RSUs”) shall become nonforfeitable on the date of such Change of Control as long as Grantee remains continuously employed by the Company or any Subsidiary until the date of such Change of Control.  If, prior to the occurrence of a Change of Control, the Board approves the 2019 Financials and the 2019 Financials, as approved by the Board, certify that the 2019 EBITDA is less than $162,150,000, then the 2019 RSUs shall be forfeited at the time the Board approves the 2019 Financials without the payment of consideration therefor.

Notwithstanding anything in this Agreement, the Board may, in its reasonable discretion, adjust any of the Consolidated EBITDA targets, or the factors that enter into the calculation of Consolidated EBITDA, solely to reflect any actual or projected increases or decreases in Consolidated EBITDA that result, or are expected to result,

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from (x) any merger, consolidation, spin-off, split-off, spin-out, split-up, reorganization, partial or complete liquidation, or other distribution of assets or issuance of rights or warrants to purchase securities, (y) any acquisition or disposition of assets by the Company or any of its Subsidiaries or Affiliates or (z) any other corporate transaction or event having an effect similar to any of the foregoing.

Notwithstanding anything in this Agreement, if (I) Grantee violates any provision of the Non-Compete Agreement or any other restrictive covenant agreement between Grantee and the Company or any of its Subsidiaries or Affiliates or (II) Grantee’s employment terminates for any reason prior to the occurrence of a Change of Control, any RSUs that have not previously become nonforfeitable pursuant to this Section 4 shall be immediately forfeited without the payment of consideration therefor.

5.                                      Issuance of Common Stock With Respect to RSUs.  The RSUs that become nonforfeitable pursuant to Section 4 shall be issued and delivered to Grantee within thirty (30) days following the date on which such RSUs become nonforfeitable pursuant to Section 4.

6.                                      Transferability.  Grantee’s rights under this Agreement shall not be transferable or assignable.

7.                                      No Service Contract.  Nothing contained in this Agreement shall confer upon Grantee any right with respect to service as an employee of the Company or any Subsidiary, nor limit or affect in any manner the right of the Company to terminate the service of Grantee as an employee of the Company or any Subsidiary.

8.                                      Taxes and Withholding.  The Company may withhold from any amounts payable under this Agreement all federal, state, city or other taxes or other amount as the Company is required to withhold pursuant to any applicable law, regulation or ruling.  To the extent that the Company shall be required to withhold any federal, state, local or foreign taxes or other amount in connection with the issuance of the RSUs, and the amounts available to the Company for such withholding are insufficient, it shall be a condition to the issuance of the RSUs that Grantee shall pay such taxes or make provisions that are satisfactory to the Company for the payment thereof.  Notwithstanding any other provision of this Agreement, the Company shall not be obligated to guarantee any particular tax result for Grantee with respect to any payment provided to Grantee hereunder, and Grantee shall be responsible for any taxes imposed on Grantee with respect to any such payment.

9.                                      Compliance with Law.  The Company shall make reasonable efforts to comply with all applicable federal and state securities laws; provided, however, notwithstanding any other provision of this Agreement, the RSUs shall not be issued if the issuance thereof would result in a violation of any such law.  If the RSUs are not issuable because the issuance thereof would result in a violation of any such law, the Company shall provide such alternative consideration as the Board may determine to be equitable in the circumstances.

10.                               Adjustments.  Notwithstanding any provision in the Plan, the Board shall make or

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provide for such adjustments in the number of RSUs covered by this Agreement and in the kind of shares covered thereby, or take such other actions as the Board deems appropriate, as the Board may determine is equitably required to prevent dilution or enlargement of Grantee’s rights that otherwise would result from (a) any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, (b) any merger, consolidation, spin-off, split-off, spin-out, split-up, reorganization, partial or complete liquidation, or other distribution of assets or issuance of rights or warrants to purchase securities, or (c) any other corporate transaction or event having an effect similar to any of the foregoing.  In the event of any such transaction or event or upon a Change of Control, the Board may, but shall not be obligated to, provide in substitution for the RSUs such alternative consideration as it may determine to be equitable in the circumstances and may require in connection therewith the surrender of the RSUs.

11.                               Availability of Common Stock.  The Company shall at all times until the vesting or forfeiture of the RSUs reserve and keep available, either in its treasury or out of its authorized but unissued Common Stock, the full number of shares of Common Stock deliverable upon the vesting of the RSUs awarded under this Agreement.

12.                               Severability.  In the event that one or more of the provisions of this Agreement shall be invalidated for any reason by a court of competent jurisdiction, any provision so invalidated shall be deemed to be separable from the other provisions hereof, and the remaining provisions hereof shall continue to be valid and fully enforceable.

13.                               Relation to Plan; Amendments.  This Agreement is subject to the terms and conditions of the Plan.  In the event of any inconsistency between the provisions of this Agreement and the Plan, the Plan shall govern.  The Board acting pursuant to the Plan, as constituted from time to time, shall, except as expressly provided otherwise herein, have the right to determine any questions that arise in connection with the grant of the RSUs.  Any amendment to the Plan shall be deemed to be an amendment to this Agreement to the extent that the amendment is applicable hereto; provided, however, that no amendment shall adversely affect the rights of Grantee under this Agreement without Grantee’s consent.

14.                               Governing Law.  The interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of Delaware, without giving effect to the principles of conflict of laws thereof and all parties, including their successors and assigns, consent to the jurisdiction of the state and federal courts of Delaware.

15.                               Lock-Up Period.  Grantee hereby agrees that Grantee shall not (a) lend, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any of the Common Stock held by Grantee or any other securities of the Company held by Grantee that are convertible into or exercisable or exchangeable for Common Stock, or (b) enter into any swap, hedging or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of such Common Stock (or other securities), whether any

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such transaction described in clause (a) or (b) above is to be settled by delivery of the Common Stock or other securities, in cash or otherwise, for a period specified by the Company and/or the representative of the underwriters managing the Company’s initial public offering of Common Stock or any subsequent offering of securities of the Company (an “Offering”), without the prior written consent of the Company or such representative of the underwriters, provided that such lock-up time period shall not exceed 180 days from the effective date of such initial public offering, or, in the case of subsequent offerings of securities, 90 days from the effective date of such subsequent offering, and any extension required by rules and regulations applicable to the underwriters.  In addition, Grantee hereby waives any registration rights Grantee may have with respect to any Offering of the Common Stock, whether pursuant to the Stockholders Agreement or otherwise.

Grantee hereby agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the representative of the underwriters that are consistent with the foregoing or which are necessary to give further effect thereto. In addition, if requested by the Company or the representative of the underwriters, Grantee shall provide, within ten (10) days of such request, such information as may be required by the Company or such representative in connection with the completion of any public offering of the Company’s securities pursuant to a registration statement filed under the Securities Act. The Company may impose stop-transfer instructions with respect to the shares of Common Stock (or other securities) subject to the foregoing restriction until the end of said 180-day or 90-day period, as applicable. Grantee agrees that any transferee of Common Stock (or other securities of the Company) shall be bound by this Section 15.

16.                               Complete Agreement.  This Agreement, along with the Plan [and the Non-Compete Agreement], embodies the complete agreement and understanding between the parties with respect to the subject matter hereof and effective as of its date supersedes and preempts any prior understandings, agreements or representations by or between the parties, written or oral (including, without limitation, the Option Agreement), which may have related to the subject matter hereof in any way.

[Signatures on the Following Page.]

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IN WITNESS WHEREOF, the Company has caused this Agreement to be executed on its behalf by its duly authorized officer and Grantee has also executed this Agreement, as of the day and year first above written.

YETI HOLDINGS, INC.

By:

Name:

Title:

GRANTEE

[ ]

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YETI HOLDINGS, INC.

RESTRICTED STOCK UNIT AGREEMENT

This RESTRICTED STOCK UNIT AGREEMENT (“Agreement”) is made as of              , 2018 (the “Date of Grant”), by and between YETI Holdings, Inc., a Delaware corporation (the “Company”), and [              ] (“Grantee”).  As a condition precedent to the grant of the RSUs (as defined below) to Grantee pursuant to this Agreement, Grantee shall execute and deliver (i) a counterpart of the Stockholders Agreement entered into by and among the Company and certain of its stockholders dated June 15, 2012, as may be amended from time to time (the “Stockholders Agreement”), and (ii) a Non-Competition Agreement, by and between YETI Coolers, LLC and Grantee (the “Non-Compete Agreement”).

1.                                      Certain Definitions.  Capitalized terms used, but not otherwise defined, in this Agreement will have the meanings given to such terms in the Company’s 2012 Equity and Performance Incentive Plan, as amended and restated and as may be further amended from time to time (the “Plan”).  For purposes of this Agreement:

(a)                                 “Change of Control” shall mean if Cortec Group Fund V, L.P. together with its Affiliates (which, for the avoidance of doubt, includes Cortec Group Fund V (Parallel), L.P. and Cortec Co- Investment Fund V, L.L.C.) cease for any reason to own 35% or more of the combined voting power of the outstanding securities of the Company.

(b)                                 “Consolidated EBITDA” has the meaning set forth in the Credit Agreement, dated as of May 19, 2016, among the Company and the other parties thereto, as may be amended from time to time; provided that the Board, in its sole discretion, may allow for additional add-backs to the calculation of Consolidated EBITDA not reflected in the Credit Agreement.

(c)                                  “Cortec” means Cortec Group Fund V, L.P., a Delaware limited partnership, and its Affiliates.

2.                                      Grant of RSUs.  Subject to and upon the terms, conditions and restrictions set forth in this Agreement and in the Plan, the Company hereby grants to Grantee [  ] Restricted Stock Units (the “RSUs”).  Each RSU represents the right to receive one share of Common Stock, subject to and upon the terms, conditions and restrictions set forth in this Agreement and in the Plan.

3.                                      Vesting of Award.  Grantee’s right to receive the RSUs shall become nonforfeitable as follows:

(a)                                 If (i) a Change of Control occurs prior to the Board’s approval of the year-end financial results for the 12-month period ending December 31, 2018 (the “2018 Financials”) or (ii) (A) a Change of Control occurs after the Board approves the 2018 Financials and (B) the 2018 Financials, as approved the Board, certify that the Consolidated EBITDA for the 12-month period ending December 31, 2018 (the “2018 EBITDA”) is $141,000,000 or more, then [  ] of the RSUs (the “2018

RSUs”) shall become nonforfeitable on the date of such Change of Control as long as Grantee remains continuously employed by the Company or any Subsidiary until the date of such Change of Control.  If, prior to the occurrence of a Change of Control, the Board approves the 2018 Financials and the 2018 Financials, as approved by the Board, certify that the 2018 EBITDA is less than $141,000,000, then the 2018 RSUs shall be forfeited at the time the Board approves the 2018 Financials without the payment of consideration therefor.

(b)                                 If (i) a Change of Control occurs prior to the Board’s approval of the year-end financial results for the 12-month period ending December 31, 2019 (the “2019 Financials”) or (ii) (A) a Change of Control occurs after the Board approves the 2019 Financials and (B) the 2019 Financials, as approved the Board, certify that the Consolidated EBITDA for the 12-month period ending December 31, 2019 (the “2019 EBITDA”) is $162,150,000 or more, then an additional [  ] of the RSUs (the “2019 RSUs”) shall become nonforfeitable on the date of such Change of Control as long as Grantee remains continuously employed by the Company or any Subsidiary until the date of such Change of Control.  If, prior to the occurrence of a Change of Control, the Board approves the 2019 Financials and the 2019 Financials, as approved by the Board, certify that the 2019 EBITDA is less than $162,150,000, then the 2019 RSUs shall be forfeited at the time the Board approves the 2019 Financials without the payment of consideration therefor.

Notwithstanding anything in this Agreement, the Board may, in its reasonable discretion, adjust any of the Consolidated EBITDA targets, or the factors that enter into the calculation of Consolidated EBITDA, solely to reflect any actual or projected increases or decreases in Consolidated EBITDA that result, or are expected to result, from (x) any merger, consolidation, spin-off, split-off, spin-out, split-up, reorganization, partial or complete liquidation, or other distribution of assets or issuance of rights or warrants to purchase securities, (y) any acquisition or disposition of assets by the Company or any of its Subsidiaries or Affiliates or (z) any other corporate transaction or event having an effect similar to any of the foregoing.

Notwithstanding anything in this Agreement, if (I) Grantee violates any provision of the Non-Compete Agreement or any other restrictive covenant agreement between Grantee and the Company or any of its Subsidiaries or Affiliates or (II) Grantee’s employment terminates for any reason prior to the occurrence of a Change of Control, any RSUs that have not previously become nonforfeitable pursuant to this Section 3 shall be immediately forfeited without the payment of consideration therefor.

4.                                      Issuance of Common Stock With Respect to RSUs.  The RSUs that become nonforfeitable pursuant to Section 3 shall be issued and delivered to Grantee within thirty (30) days following the date on which such RSUs become nonforfeitable pursuant to Section 3.

5.                                      Transferability.  Grantee’s rights under this Agreement shall not be transferable or assignable.

6.                                      No Service Contract.  Nothing contained in this Agreement shall confer upon Grantee any right with respect to service as an employee of the Company or any Subsidiary, nor limit or affect in any manner the right of the Company to terminate the service of Grantee as an employee of the Company or any Subsidiary.

7.                                      Taxes and Withholding.  The Company may withhold from any amounts payable under this Agreement all federal, state, city or other taxes or other amount as the Company is required to withhold pursuant to any applicable law, regulation or ruling.  To the extent that the Company shall be required to withhold any federal, state, local or foreign taxes or other amount in connection with the issuance of the RSUs, and the amounts available to the Company for such withholding are insufficient, it shall be a condition to the issuance of the RSUs that Grantee shall pay such taxes or make provisions that are satisfactory to the Company for the payment thereof.  Notwithstanding any other provision of this Agreement, the Company shall not be obligated to guarantee any particular tax result for Grantee with respect to any payment provided to Grantee hereunder, and Grantee shall be responsible for any taxes imposed on Grantee with respect to any such payment.

8.                                      Compliance with Law.  The Company shall make reasonable efforts to comply with all applicable federal and state securities laws; provided, however, notwithstanding any other provision of this Agreement, the RSUs shall not be issued if the issuance thereof would result in a violation of any such law.  If the RSUs are not issuable because the issuance thereof would result in a violation of any such law, the Company shall provide such alternative consideration as the Board may determine to be equitable in the circumstances.

9.                                      Adjustments.  Notwithstanding any provision in the Plan, the Board shall make or provide for such adjustments in the number of RSUs covered by this Agreement and in the kind of shares covered thereby, or take such other actions as the Board deems appropriate, as the Board may determine is equitably required to prevent dilution or enlargement of Grantee’s rights that otherwise would result from (a) any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, (b) any merger, consolidation, spin-off, split-off, spin-out, split-up, reorganization, partial or complete liquidation, or other distribution of assets or issuance of rights or warrants to purchase securities, or (c) any other corporate transaction or event having an effect similar to any of the foregoing.  In the event of any such transaction or event or upon a Change of Control, the Board may, but shall not be obligated to, provide in substitution for the RSUs such alternative consideration as it may determine to be equitable in the circumstances and may require in connection therewith the surrender of the RSUs.

10.                               Availability of Common Stock.  The Company shall at all times until the vesting or forfeiture of the RSUs reserve and keep available, either in its treasury or out of its authorized but unissued Common Stock, the full number of shares of Common Stock deliverable upon the vesting of the RSUs awarded under this Agreement.

11.                               Severability.  In the event that one or more of the provisions of this Agreement shall be invalidated for any reason by a court of competent jurisdiction, any provision so invalidated shall be deemed to be separable from the other provisions hereof, and the remaining provisions hereof shall continue to be valid and fully enforceable.

12.                               Relation to Plan; Amendments.  This Agreement is subject to the terms and conditions of the Plan.  In the event of any inconsistency between the provisions of this Agreement and the Plan, the Plan shall govern.  The Board acting pursuant to the Plan, as constituted from time to time, shall, except as expressly provided otherwise herein, have the right to determine any questions that arise in connection with the grant of the RSUs.  Any amendment to the Plan shall be deemed to be an amendment to this Agreement to the extent that the amendment is applicable hereto; provided, however, that no amendment shall adversely affect the rights of Grantee under this Agreement without Grantee’s consent.

13.                               Governing Law.  The interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of Delaware, without giving effect to the principles of conflict of laws thereof and all parties, including their successors and assigns, consent to the jurisdiction of the state and federal courts of Delaware.

14.                               Lock-Up Period.  Grantee hereby agrees that Grantee shall not (a) lend, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any of the Common Stock held by Grantee or any other securities of the Company held by Grantee that are convertible into or exercisable or exchangeable for Common Stock, or (b) enter into any swap, hedging or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of such Common Stock (or other securities), whether any such transaction described in clause (a) or (b) above is to be settled by delivery of the Common Stock or other securities, in cash or otherwise, for a period specified by the Company and/or the representative of the underwriters managing the Company’s initial public offering of Common Stock or any subsequent offering of securities of the Company (an “Offering”), without the prior written consent of the Company or such representative of the underwriters, provided that such lock-up time period shall not exceed 180 days from the effective date of such initial public offering, or, in the case of subsequent offerings of securities, 90 days from the effective date of such subsequent offering, and any extension required by rules and regulations applicable to the underwriters.  In addition, Grantee hereby waives any registration rights Grantee may have with respect to any Offering of the Common Stock, whether pursuant to the Stockholders Agreement or otherwise.

Grantee hereby agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the representative of the underwriters that are consistent with the foregoing or which are necessary to give further effect thereto. In addition, if requested by the Company or the representative of the underwriters, Grantee shall provide, within ten (10) days of such request, such information as may be required by the Company or such representative in connection with the completion of any public offering of the Company’s securities pursuant to a registration statement filed under the Securities Act. The Company may impose stop-transfer instructions with respect to the shares of Common Stock (or other securities) subject to the foregoing restriction until the end of said 180-day or 90-day period, as applicable. Grantee agrees that any transferee of Common Stock (or other securities of the Company) shall be bound by this Section 14.

15.                               Complete Agreement.  This Agreement, along with the Plan and the Non-Compete Agreement, embodies the complete agreement and understanding between the parties with respect to the subject matter hereof and effective as of its date supersedes and preempts any prior understandings, agreements or representations by or between the parties, written or oral, which may have related to the subject matter hereof in any way.

[Signatures on the Following Page.]

IN WITNESS WHEREOF, the Company has caused this Agreement to be executed on its behalf by its duly authorized officer and Grantee has also executed this Agreement, as of the day and year first above written.

YETI HOLDINGS, INC.

By:

Name:

Title:

GRANTEE

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